Note 5 - Property, Plant and Equipment	12 Months Ended
Mar. 31, 2025
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

5.   PROPERTY, PLANT AND EQUIPMENT

At March 31, 2025, the Company's construction in process balance of approximately $0.1 million consisted primarily of smaller projects among our facilities. During fiscal 2025, the Company's tubular segment sold some unutilized land, buildings and equipment for $1.6 million resulting in a gain of approximately $0.5 million. During fiscal 2025, a processing line upgrade at the Decatur, AL facility was placed into service at a cost of approximately $1.9 million and a loss of approximately $0.2 million was recognized for disposal of the replaced equipment.

Depreciation expense was approximately $3.2 million and $3.0 million for fiscal 2025 and fiscal 2024, respectively.